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                                                                   EXHIBIT 10.12


                            STERILE RECOVERIES, INC.

                           CONVERTIBLE NOTE AGREEMENT


    The undersigned ("Lender") agrees to loan to STERILE RECOVERIES, INC. (the "Company"), a Florida corporation, the amount of $1 million (the "Loan"), subject to the following terms and conditions:

    1.   The  Loan.    Lender  agrees  to make the Loan to the Company  on  the
terms further set forth in the Convertible Demand Promissory Note attached to this Agreement as Exhibit "A" (the "Note"). For a limited time, up to $750,000 of the principal balance of the Note will be convertible by Lender into shares of Common Stock, $.001 par value (the "Common Stock"), of the Company at a price per share of $5.85, subject to dilution and other provisions set forth in the Note. The Loan will be secured by a first priority lien on real property located in Fort Bend County, Texas, that is described on the attached Exhibit "B," pursuant to a Deed of Trust, Security Agreement, and Assignment of Rental attached to this Agreement as Exhibit "C"
(the  "Deed  of  Trust").   The Loan will be further  secured by a first
perfected security interest in the personal property listed on the attached Exhibit "D" pursuant to a Security Agreement in the form attached as Exhibit "E" (the real and personal property hereinafter will be referred to collectively, as the "Collateral"). The full amount of the Loan is payable by wire transfer to an account designated by the Company and will be payable in full to the Company when (a) this Agreement is tendered to the Company, (b) this Agreement has been accepted by the Company, as evidenced by the signature of its President or other authorized agent or officer, and
(c) each of the conditions precedent in section 5 of this Agreement have been satisfied.

    2. Assignment; Binding Effect. Lender shall not offer, sell, assign, pledge, hypothecate, or otherwise transfer or encumber any of his rights under this Agreement, except that Lender may transfer his rights under this Agreement to his spouse or any family trust for which Lender or his spouse serves as trustee so long as such a transfer does not disqualify the
Company   from   obtaining  or  maintaining Subchapter S tax status.

    3. Company Representations and Warranties. As of the date it accepts Lender's agreement to make the Loan, the Company represents and warrants to Lender the following:

         (a) The Company is a corporation incorporated and validly existing in good standing under the laws of the State of Florida and has all requisite power and authority to own its assets and to conduct its business as now conducted.



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         (b)  The    Company's    execution,   delivery,   and performance  of
this Agreement have been authorized by all requisite corporate action of the Company, will not conflict with its bylaws or articles of incorporation, and will not constitute a breach or violation of, or a default under, any material lease, contract, agreement, instrument, indenture, or mortgage to which the Company is a party or to which any significant part of its property is subject. This Agreement is a valid and binding obligation of the Company.

         (c) The real property located in Fort Bend County, Texas, and which is to be mortgaged to Lender as security for the Note, is in compliance with all applicable environmental laws and regulations and, after due and diligent inquiry, the Company has no knowledge of any deposits, storage (other than chemicals and other substances maintained on the property in the
ordinary   course  of  the  Company's  business  and  in compliance   with
all   applicable  environmental  laws  and regulations),  seepage,  or filtration at, upon, under, or within the property or any contiguous real estate of oil, petroleum or chemical liquids or solids, liquid or gaseous products, or any other substance designated by applicable law as environmentally hazardous.

         (d) All information provided by the Company to Lender in connection with the Loan was accurate when provided and will remain materially accurate at the time of closing unless the Company expressly
notifies Lender in writing of any change.    Lender  acknowledges  that the
information provided does not constitute all information that might be important to him as an investor, and that he has had access to and an opportunity to conduct a diligence investigation regarding the Company.

    4.   Lender   Representations   and  Warranties.    Lender represents and
warrants to the Company the following:

         (a) He is making the Loan and if he exercises his option to do so, will purchase the Common Stock through conversion of the Note, solely for his own account, as principal, for investment purposes, and not
with a view to, or for   resale   in   connection   with,   any  distribution
or underwriting of the Note or Common Stock or any rights to purchase the Note or Common Stock. He is not participating, directly or indirectly, in any distribution or underwriting of the Note or Common Stock. He is not investing in the Note or Common Stock as an agent, nominee, or representative for the account or benefit of another person or entity, and he has not agreed or arranged to sell, assign, transfer, subdivide, or otherwise dispose of all or any part of the Note or Common Stock to another person or entity.

         (b) He understands that (i) no state or federal agency has passed upon the Note and Common Stock or made any



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finding  or  determination  as to the fairness of the Note and Common  Stock as
an investment, (ii) the Note and Common Stock   have  not  been,  and will not
be, registered under either the Securities Act of 1933, as amended, or any state securities law including the Florida Securities and Investor Protection Act, as amended, (iii) the Common Stock can be offered for sale, sold,
assigned,  pledged,  hypothecated,  or otherwise transferred   or   encumbered
only if the transaction is registered under those laws or qualifies for an available exemption from registration under those laws, and (iv) the Company has not agreed, and is not obligated, to register any resale or other transfer of the Common Stock under the Securities Act of 1933, as amended, or any state securities law, or to take any action to enable him to qualify for an exemption from registration under any of those laws with respect to a resale or other transfer of the Common Stock.

         (c) Except for a transfer to his spouse or to a family trust for which Lender or his spouse serves as trustee that does not disqualify the Company from obtaining or maintaining Subchapter S tax status, he will not offer, sell, assign, pledge, hypothecate, or otherwise transfer or encumber at any time the Note or any Common Stock absent registration of the transaction under the Securities Act of 1933, as amended, the Florida Securities and Investor Production Act, as amended, and every other applicable state securities law or an opinion of counsel satisfactory to the Company that registration is not required under any of those laws.

         (d) He understands that, in furtherance of the transfer restrictions stated above, (i) the Company will record stop transfer instructions in its stock record books to restrict an impermissible resale or other transfer of the Common Stock, (ii) the Note and each certificate
evidencing the   Common   Stock   will   bear  a  restrictive  legend  in
substantially the following form:

    The   [Note  or  Common  Stock]  evidenced  by  this certificate  have  not been registered under either the  Securities  Act  of  1933,  as  amended,
    or the securities  laws  of  any  state.   These securities cannot be
    offered for sale, sold, assigned, pledged, hypothecated, or otherwise
    transferred or encumbered at   any  time,  as  a  whole  or  in  part,
    absent registration of the transaction under the Securities Act of 1933, as amended, and every applicable state securities law or delivery to the Company of a satisfactory opinion of counsel to the effect that registration of the transaction under those laws is not required.

, and (iii) a legend substantially identical to the one described above will be placed on every new stock certificate


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that  is  issued  upon  a  transfer  or exchange of the Common Stock.

         (e)  He   understands  that  an  established  trading market  does
not exist for the Note or the Common Stock, and none is likely to develop in the absence of a registered public offering of the Company's common stock.

         (f)  He  understands that (i) the Company is not, and will  not  be,
required  to  file  periodic  reports with the Securities   and  Exchange
Commission under the Securities Exchange Act of 1934, as amended, and (ii) the Company has not agreed, and is not under any obligation, to supply him with any information to enable him to sell the Note or Common Stock.

         (g) He has received from the Company and carefully read the documents included in the "Disclosure Documents" dated February 26, 1996, pertaining to the offering of the Note and Common Stock, and all of the other documentation furnished by the Company to him.

         (h)  He   has  been  given  adequate  opportunity  to evaluate  this investment, including opportunities to (i) question officers of the Company, (ii) obtain any additional information necessary to evaluate the investment or to verify any information or representation contained in the Disclosure Documents, and (iii) make such other investigation as he considered appropriate or necessary to evaluate the business and financial affairs and condition of the Company.

         (i) Management of the Company has answered all questions asked by him and his legal and financial advisors, and they have either furnished to him, or granted him full and unrestricted access to, all records, contracts, documents, and other information requested by him and his legal and financial advisors, with respect to the Note, the Common Stock, the Company, and the business and financial affairs and condition of the Company.

         (j)  He  understands  that  the  Note  and the Common Stock   are  a
speculative  investment  and  that  there  are substantial  risks  incident  to
an investment in the Note and the  Common  Stock.    As  a  director  of  the
Company, he is knowledgeable concerning the business of the Company. He has carefully considered and understands the risks and other factors affecting the suitability of the Note and Common Stock as an investment for him.

         (k) He understands that any forecasts or projections furnished to him by the Company are only an orderly prediction of future results based on estimates and assumptions of the Company's management that eventually might or might not be substantiated and that neither the Company nor any officer or


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director  of the Company assures or guarantees in any way that  the  projected
results will be achieved.  He understands that the   risks  identified  in  the
Disclosure  Documents  might adversely   affect   the  Company's  ability  to
realize  the projected results.

         (l) He understands that neither the Company, any officer or director of the Company, nor any professional advisor of the Company, makes any representation or warranty to him with respect to, or assumes any responsibility for, the federal income tax consequences to him of an investment in the Note or Common Stock.

         (m) Because of his knowledge and experience in financial and business matters, he is able to evaluate the merits, risks, and other factors bearing upon the suitability of the Note and the Common Stock as an investment for him, and he has been afforded adequate opportunity to evaluate this proposed investment in light of those factors, his financial condition, and his investment knowledge and experience.

         (n)  He  has  adequate net worth and annual income to provide   for
his   current   needs   and   possible  future contingencies  and  does  not
have an existing or foreseeable future need for liquidity of his investment in the Note or Common Stock. Also, he is otherwise able to bear the economic risk of an investment in the Note or Common Stock, and has sufficient net worth and annual income to sustain a loss of all or part of his investment in the Common Stock if that were to occur and to withstand the probable inability to publicly sell, transfer, or otherwise dispose of the Common Stock for an indefinite period of time.

         (o) He is a natural person whose principal residence and domicile are in the State of Florida.

         (p)  He   is   not  an  officer,  director,  partner, proprietor,
shareholder, or otherwise directly or indirectly affiliated with any business organization that competes with the Company's business.

         (q) He is one of the following: (i) an officer or director of the Company; (ii) a natural person whose net worth, individually or jointly with his spouse, exceeds $1,000,000; or (iii) a natural person whose individual income exceeded $200,000 or whose joint income with his spouse exceeded $300,000, for each of the last two years and who reasonably expects to have at least that amount of income in the current calendar year.

         (r) He shall not take any action, including a transfer of his rights under this Agreement that would otherwise be authorized pursuant to this Agreement, that would



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disqualify   the   Company   from   obtaining  or  maintaining Subchapter S
tax status.

         (s) He shall indemnify and hold harmless the Company, its legal counsel, and its agents, officers, employees, affiliates, and professional advisors from all cost, loss damage, expense, and liability (including fines, penalties, and legal fees, costs and expenses) arising out of any omission or misrepresentation by him of a fact in this Agreement.

    5.   Funding  Contingencies.   Lender's obligation to make the  Loan  to
the Company shall be wholly contingent on the satisfaction of the following conditions:

         (a)  The   Note  and  all  other  documentation reasonably  requested by  Lender  or Lender's legal counsel  relating to the instruments granting
    Lender a   first-priority   lien  on  the  Collateral,  are executed,
    delivered  to,  and  approved by, Lender, including,  without  limitation,
    the Deed of Trust, Security   Agreement,   relevant   UCC-1   financing
    statements, and a binding title insurance commitment insuring  the
    validity  and  priority  of  Lender's mortgage   lien   on  the  real
    property  has  been delivered to Lender.

         (b)  Lender   has   reviewed   and  approved  a certificate  of  the
    Company  confirming  that  the transactions  contemplated  by  this
    Agreement have been   authorized   and   that   ____________,   the
    President, any Vice President of the Company, or another specified agent of the Company is authorized to execute all relevant Loan documentation on the Company's behalf.

         (c) Lender completes such other due diligence review concerning the Collateral, its environmental condition, and the lien documentation
    securing the Note   as   he   reasonably   deems   necessary   or
    appropriate.

Upon execution of this Agreement and satisfaction of the other conditions precedent to the Loan, Lender shall tender to the Company the sum of $1,000,000 as proceeds of the Loan.

    6.   Miscellaneous.  Every notice required or permitted by this  Agreement
will  be  valid  only  if  it  is in writing, delivered   personally   or   be
telex, telecopy, telegram, commercial courier, or first class, postage prepaid, United States mail (whether or not certified or registered, and regardless of whether a return receipt is received by the sender), and addressed, if to the Company, at 28100 U.S. Highway 19 North, Suite 201, Clearwater, Florida 34621, and,



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if  to  Lender, at the address specified on the signature page of  this
Agreement, or to such other addresses as either party designates by prior written notice to the other. A validly given notice will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy,
telegram, or    commercial courier, or the third day after it is postmarked by the United States Postal Service, if it is delivered by United States mail. Each party promptly shall notify the other party of any change in its
principal  mailing  address.    This Agreement  records  the  final, complete,
and exclusive understanding between Lender and the Company with respect to the transactions contemplated by its and supersedes any prior or contemporaneous agreement, representation, or understanding, oral or written, by either of them. A waiver, amendment, modification, or termination of this Agreement, or any provision of it, will be valid and effective only if it is in writing  and  signed  by  or  on  behalf of each
party to this Agreement.    The  validity, construction, interpretation, and
enforcement of this Agreement are governed by the laws of the State of Florida, excluding the laws of that state relating to resolution of conflicts with laws of other jurisdictions. This Agreement has been written in the masculine gender solely for convenience, and masculine words should be construed to include correlative neuter and feminine words.

    7. Execution. The parties may execute this Agreement in counterparts. Each executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same Agreement.
This Agreement will become effective when each party has executed and delivered to the other party a counterpart of it.

    8.   REGISTRATION  RIGHT.    THE SECURITIES OFFERED HEREBY HAVE  NOT  BEEN
REGISTERED  UNDER THE FLORIDA SECURITIES ACT.  LENDER  SHOULD  BE AWARE THAT
SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: "WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO . . . 517.061(11) SHALL BE VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER."
THE  AVAILABILITY  OF  THE  PRIVILEGE TO VOID SALES



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PURSUANT  TO  SECTION  517.061(11)  IS  HEREBY COMMUNICATED TO
LENDER.

EXECUTED:  March 1, 1996

                         EXECUTION CLAUSE - INDIVIDUALS


- -----------------------------     ----------------------------
       Name of Joint                     Name of Lender
      Lender (if any)


                                   /s/ Lee. R. Kemberling
- -----------------------------     ----------------------------
    Signature of Joint                 Signature of Lender
      Lender (if any)


                                          ###-##-####
- -----------------------------     ----------------------------
  Social Security Number             Social Security Number
      (Joint Lender)                        (Lender)


                                  Form of Ownership:

                                  _____ Individual
                                  _____ Tenants-by-entirety
                                  _____ Tenants-in-common
                                  _____ Joint tenants with
                                        right of survivorship

                        ADDRESS CLAUSE

         RESIDENCE                          BUSINESS

____________________________      ____________________________
      Street Address                         Mailing

____________________________      ____________________________
City      State     Zip Code      City      State     Zip Code

____________________________      ____________________________
     Telephone Number                   Telephone Number

Send mailings to:  ___ business address ___ residence address


                          _________________________
                          _________________________


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                                   ACCEPTANCE

    This Convertible Note Agreement is accepted and agreed to by Sterile Recoveries, Inc. on March __, 1996.

                                      STERILE RECOVERIES, INC.



                                      By:   /s/ R. T. Isel
                                         ----------------------------
                                         Name:  R. T. Isel
                                         Title: President




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                              LEGAL DESCRIPTION

All of Amsco Sterile Recovery Center, a Subdivision in Fort Bend County, Texas, according to the map or plat thereof, recorded in Slide No. 1222/A of the Plat Records of Fort Bend County, Texas.